Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,394,340.00
Previously Paid Amount	0.00
Total Fee Amount	3,921.26
Total Offset Amount	0.00
Net Fee	$ 3,921.26